                       SECURITIES AND EXCHANGE COMMISSION
                             Washington , D.C. 20549


                                   ----------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report:                                                 January 14, 2003
                ----------------------------------------------------------------

Date of earliest event reported:                                January 14, 2003
                                 -----------------------------------------------


                             SAMUELS JEWELERS, INC.
             (Exact Name of Registrant as Specified in its Charter)

          DELAWARE                          0-15017                        95-3746316
(State or other jurisdiction of      (Commission File Number)   (IRS Employer Identification No.)
 incorporation or organization)

                        2914 MONTOPOLIS DRIVE, SUITE 200
                               AUSTIN, TEXAS 78741
              (Address of principal executive offices and zip code)

Registrant's telephone number, including area code:           (512) 369-1400

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits.

         The following exhibits are furnished under Item 9 of this Current Report on Form 8-K solely for purposes of compliance with 18 U.S.C. Section 1350 (as adopted by Section 906 of the Sarbanes-Oxley Act of 2002) and for no other purpose:

         Exhibit No.              Description
         -----------              -----------

             99.1 Certification dated January 14, 2003 by the chief executive officer of Samuels Jewelers, Inc. (the "Company") pursuant to 18 U.S.C.
                                  Section 1350 (as adopted by Section 906 of the Sarbanes-Oxley Act of 2002) with respect to the Company's Quarterly Report on Form 10-Q for the quarterly period ended November 30, 2002.

             99.2 Certification dated January 14, 2003 by the chief financial officer of the Company pursuant to 18 U.S.C. Section 1350 (as adopted by Section 906 of the Sarbanes-Oxley Act of
                                  2002) with respect to the Company's Quarterly Report on Form 10-Q for the quarterly period ended November 30, 2002.

Item 9. Regulation FD Disclosure.

         On January 14, 2003, the chief executive officer and chief financial officer of the Company each submitted to the Securities and Exchange Commission the written certification required by 18 U.S.C. Section 1350 (as adopted by Section 906 of the Sarbanes-Oxley Act of 2002) with respect to the Company's Quarterly Report on Form 10-Q for the quarterly period ended November 30, 2002. Copies of these submissions are furnished as Exhibits 99.1 and 99.2 hereto solely for purposes of compliance with 18 U.S.C. Section 1350 (as adopted by Section 906 of the Sarbanes-Oxley Act of 2002) and for no other purpose.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           SAMUELS JEWELERS, INC.



                                           By: /s/ Robert J. Herman
                                               --------------------------------
                                               Robert J. Herman
                                               Vice President--Finance and
                                                  Assistant Secretary

                                           Date: January 14, 2003

                                  EXHIBIT INDEX

         Exhibit No.              Description
         -----------              -----------
             99.1                 Certification dated January 14, 2003 by the
                                  chief executive officer of Samuels Jewelers,
                                  Inc. (the "Company") pursuant to 18 U.S.C.
                                  Section 1350 (as adopted by Section 906 of the
                                  Sarbanes-Oxley Act of 2002) with respect to
                                  the Company's Quarterly Report on Form 10-Q
                                  for the quarterly period ended November 30,
                                  2002.

             99.2 Certification dated January 14, 2003 by the chief financial officer of the Company pursuant to 18 U.S.C. Section 1350 (as adopted by Section 906 of the Sarbanes-Oxley Act of
                                  2002) with respect to the Company's Quarterly
                                  Report on Form 10-Q for the quarterly period ended November 30, 2002.